SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                      0-27122             94-2900635
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

                     3011 Triad Drive
                      Livermore, CA                           94550
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.


     On January 31, 2004, Adept Technology, Inc. entered into separation arrangements with its former Chief Executive Officer and Vice President, Research and Development.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.    Description
         -----------    -----------

         99.1 Severance Agreement and Release of All Claims between Adept Technology, Inc. and Brian Carlisle

         99.2 Severance Agreement and Release of All Claims between Adept Technology, Inc. and Bruce Shimano







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  February 19, 2004                    By:      /s/ Michael W. Overby
                                                --------------------------
                                            Michael W. Overby
                                            Chief Financial Officer


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